JPMORGAN VALUE OPPORTUNITIES FUND, INC.

JPMORGAN TRUST II

JPMorgan Large Cap Value Fund

(All Share Classes)

Supplement dated October 4, 2013

to the Summary Prospectuses dated November 1, 2012, as supplemented

Update on the JPMorgan Value Opportunities Fund

Enough proxies have been submitted by shareholders to meet the quorum requirement for the special meeting of the shareholders of the JPMorgan Value Opportunities Fund (the “Value Opportunities Fund”), which is scheduled to reconvene on October 10, 2013. At the special meeting, the proposal to merge the Value Opportunities Fund into the JPMorgan Large Cap Value Fund (the “Acquiring Fund”) will be considered, and if the merger is approved, it is anticipated that the merger will be completed as of the close of business on Friday, October 18, 2013.

Contrary to the information included in supplement to the summary prospectuses dated September 23, 2013, existing shareholders of the Value Opportunities Fund will be permitted to continue to purchase Fund shares after October 4, 2013. New investors are not currently permitted to purchase Fund shares.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-VOLCV-1013